Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

26. COMMITMENTS AND CONTINGENCIES

The Company is subject to a number of legal proceedings that generally arise in the ordinary course of its business. The Company is a defendant in a contractual dispute in which the plaintiff seeks approximately RMB 2.66 million in alleged losses, plus interest. The case is currently pending trial, with the next hearing scheduled for May 13, 2026. The Company is actively defending the claim and intends to contest liability. Based on currently available information, management does not believe a material loss is probable, and no accrual has been recorded. However, the final outcome remains uncertain.